UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800 Newport Beach, CA	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Clean Energy Fuels Corp. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). The holders of the Company’s common stock considered and voted on four proposals at the Annual Meeting and cast their votes on each such proposal as set forth below.

Proposal 1: The holders of the Company’s common stock elected to the Board the seven director nominees set forth in the proxy statement for the Annual Meeting, each to serve for a one-year term until the Company’s next annual meeting of stockholders and until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal. The results of the voting on Proposal 1 were as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Andrew J. Littlefair	132,261,952	8,196,146	40,100,061
Stephen A. Scully	134,782,108	5,675,990	40,100,061
Lizabeth Ardisana	124,844,695	15,613,403	40,100,061
Karine Boissy-Rousseau	128,216,161	12,241,937	40,100,061
Patrick J. Ford	136,035,717	4,422,381	40,100,061
Mathieu Soulas	127,844,559	12,613,539	40,100,061
Vincent C. Taormina	123,474,296	16,983,802	40,100,061

Proposal 2: The holders of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting on Proposal 2 were as follows:

Votes For:	170,049,925
Votes Against:	9,912,856
Votes Abstained/Withheld:	595,378
Broker Non-Votes:	—

Proposal 3: The holders of the Company’s common stock approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The results of the voting on Proposal 3 were as follows:

Votes For:	122,849,907
Votes Against:	17,009,301
Votes Abstained/Withheld:	598,890
Broker Non-Votes:	40,100,061

Proposal 4: The holders of the Company’s common stock approved adoption of the Amended and Restated 2024 Performance Incentive Plan. The results of the voting on Proposal 4 were as follows:

Votes For:	123,985,967
Votes Against:	15,913,270
Votes Abstained/Withheld:	558,861
Broker Non-Votes:	40,100,061

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025	Clean Energy Fuels Corp.

	By:	/s/ Robert M. Vreeland
Name: Robert M. Vreeland
Title: Chief Financial Officer

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